PROPERTY, PLANT AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2021
PROPERTY, PLANT AND EQUIPMENT
Summary of property, plant and equipment, net

	December 31, 2021	December 31, 2020
Property, Plant & Equipment
Land	$326	$326
Buildings	6,223	6,223
Machinery and equipment	38,608	38,443
Vehicles	465	142
Construction in progress	337,124	56,529
	$382,746	$101,663
Less: Accumulated depreciation	—	—
Total	$382,746	$101,663